UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2009

Harley-Davidson Customer Funding Corp.

(Sponsor and Depositor)

Harley-Davidson Motorcycle Trust 2009-4

(Issuing Entity)

Delaware	333-157910-04	38-6888308
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

c/o Wilmington Trust Company
1100 North Market Street
Wilmington, Delaware	19890-1605
(Address of principal executive offices)	(Zip Code)

(302) 636-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 6.05.                                          Securities Act Updating Disclosure

On December 10, 2009, Harley-Davidson Motorcycle Trust 2009-4 (the “Trust”) issued $142,000,000 of 0.28603% Class A-1 Motorcycle Contract Backed Notes (the “Class A-1 Notes”), $162,000,000 of 1.16% Class A-2 Motorcycle Contract Backed Notes (the “Class A-2 Notes”), $154,000,000 of 1.87% Class A-3 Motorcycle Contract Backed Notes (the “Class A-3 Notes”), $42,000,000 of 2.40% Class A-4 Motorcycle Contract Backed Notes (the “Class A-4 Notes”), $22,668,000 of 3.19% Class B Motorcycle Contract Backed Notes (the “Class B Notes”) and $39,831,000 of 4.57% Class C Motorcycle Contract Backed Notes (the “Class C Notes”).  The Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes and the Class B Notes were offered and sold pursuant to the Prospectus dated November 23, 2009 and Prospectus Supplement dated November 25, 2009 filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5), each relating to registration statement number 333-157910.  The Class C Notes were acquired by the depositor, Harley-Davidson Customer Funding Corp.

Set forth below is information as of November 30, 2009, the “cutoff date” (except as otherwise noted), regarding the characteristics of the final pool of contracts transferred to the Trust on December 10, 2009.

COMPOSITION OF THE

POOL OF CONTRACTS

(AS OF THE CUTOFF DATE)

Aggregate Principal Balance	$647,662,448.06
Number of Contracts	54,728
Average Principal Balance	$11,834.21
Weighted Average Contract Interest Rate	11.218%
(Range)	1.000% to 24.250%
Weighted Average Original Term (in months)	74
(Range)	24 to 84
Weighted Average Remaining Term (in months)	59
(Range)	3 to 84
Weighted Average FICO® Score(1)	713
FICO® Score less than 640(2) (3)	11.24%
FICO® Score not available(3)	0.14%
No Down Payment(3)	9.72%
Down Payment less than 10%(3) (4)	5.35%
Used Motorcycle at Origination(3)	22.31%

(1)	As of origination. Weighted Average FICO® Score is calculated excluding contracts for which no FICO® score was available.

(2)	Excludes contracts for which no FICO® score was available.

(3)	As a percentage of aggregate principal balance of the final pool of contracts.

(4)	Does not include contracts with down payments not more than $200 less than 10% of the sales price of the motorcycle and related parts and accessories. Excludes contracts with no down payment.

GEOGRAPHIC CONCENTRATION

OF THE POOL OF CONTRACTS

(AS OF THE CUTOFF DATE)

State	Principal Balance Concentration
Texas	11.73%
California	8.34%
Florida	7.41%
North Carolina	7.02%

No other state represented more than 5.00% of the aggregate principal balance of the pool of contracts as of the cutoff date.

The pool of contracts has the following characteristics:

•                  the last scheduled payment of each contract as of the cutoff date is due no later than November 15, 2016;

•                  at least 85% of the aggregate principal balance of the pool of contracts were originated on or after October 1, 2007;

•                  for approximately 100.00% of the aggregate principal balance of the pool of contracts, the obligor has made at least one payment by the cutoff date or the contract has a first scheduled payment date no later than December 2009;

•                  approximately 77.69% of the aggregate principal balance of the pool of contracts as of the cutoff date is attributable to loans to purchase motorcycles which were new, and approximately 22.31% is attributable to loans to purchase motorcycles which were used at the time the related contract was originated;

•                  approximately 98.80% of the aggregate principal balance of the pool of contracts as of the cutoff date is attributable to loans to purchase motorcycles manufactured by Harley-Davidson, Inc. (“Harley-Davidson”), approximately 0.72% of the aggregate principal balance of the pool of contracts as of the cutoff date is attributable to loans to purchase motorcycles manufactured by Buell Motorcycle Company, LLC (“Buell”), and approximately 0.48% of the aggregate principal balance of the pool of contracts as of the cutoff date is attributable to loans to purchase motorcycles not manufactured by Harley-Davidson or Buell;

•                  all contracts in the pool have a contract interest rate of at least 1.000% per annum and not more than 24.250% per annum and the weighted average contract interest rate of the pool of contracts as of the cutoff date is approximately 11.218% per annum (see Table 1 set forth in Exhibit 99.1 attached hereto);

•                  the contracts in the pool have remaining terms as of the cutoff date of at least 3 months but not more than 84 months and original terms of at least 24 months but not more than 84 months;

•                  the contracts in the pool have a weighted average term to scheduled maturity as of the cutoff date of approximately 59 months, and a weighted average term to scheduled maturity as of origination of approximately 74 months (see Tables 2 and 3 set forth in Exhibit 99.1 attached hereto);

•                  the average principal balance per contract in the pool as of the cutoff date was approximately $11,834.21, and the principal balances on the contracts in the pool as of the cutoff date ranged from $503.41 to $49,517.36 (see Table 4 set forth in Exhibit 99.1 attached hereto);

•                  the contracts in the pool arise from loans to obligors located in the United States (including the District of Columbia), the U.S. Territories and military bases, and with respect to the contracts, constitute the following approximate amounts expressed as a percentage of the aggregate principal balance of the contracts in the pool as of the cutoff date: 11.73% in Texas, 8.34% in California, 7.41% in Florida and 7.02% in North Carolina (see Table 5 set forth in Exhibit 99.1 attached hereto).  No other geographic location represented more than 5.00% of the aggregate principal balance of the contracts in the pool as of the cutoff date; and

•                  the weighted average FICO® score of obligors for which a FICO® score was obtained in respect of the pool of contracts as of origination was approximately 713, and the FICO® scores of obligors of the contracts in the pool as of origination ranged from 475 to 837 (see Table 6 set forth in Exhibit 99.1 attached hereto).

Certain contracts were originated under one of the following incentive financing programs offered by Eaglemark Savings Bank or the seller in connection with the retail purchase of new or used Harley-Davidson® motorcycles or Buell® motorcycles:

•                  no down payment;

•                  deferred first payment, in which the first payment on a contract is deferred generally for a period of up to 210 days and no interest accrues under such contract for a period up to 180 days;

•                  no down payment and deferred first payment (as described above);

•                  low contract interest rate;

•                  no down payment and low contract interest rate; and

•                  certain other financing programs.

Contracts originated under a no down payment financing program constituted approximately 14.85% of the aggregate principal balance of the contracts in the pool as of the cutoff date (which may include a no down payment offer in conjunction with another incentive financing program).  While such contracts are originated under a no down payment financing option, some obligors elect to make a down payment.  No other incentive financing program represented more than 0.62% of the aggregate principal balance of the contracts as of the cutoff date.

The tables attached hereto as Exhibit 99.1 describe the following characteristics of the pool of contracts as of the cutoff date:  the distribution by contract interest rate, the distribution by remaining term to maturity, the distribution by original term to maturity, the distribution by current balance, the geographic distribution and the distribution by FICO® score (which scores are as of the date of contract origination).

Item 8.01.                                          Other Events

Final copies of the agreements listed below as exhibits to this Current Report on Form 8-K are being filed to satisfy certain undertakings to file copies of certain agreements executed in connection with the issuance of the above-described notes.

Item 9.01.                                          Financial Statements and Exhibits

(a)	Financial Statements: None

(b)	Pro Forma Financial Information: None

(c)	Not applicable

(d)	Exhibits:

Exhibit No.	Document
4.1	Trust Agreement dated as of November 1, 2009 between Harley-Davidson Customer Funding Corp. (“CFC”) and Wilmington Trust Company
4.2	Indenture dated as of December 1, 2009 between the Trust and The Bank of New York Mellon Trust Company, N.A. (the “Indenture Trustee”)
10.1	Transfer and Sale Agreement dated as of December 1, 2009 between Harley-Davidson Credit Corp. (“HDCC”) and CFC
10.2	Sale and Servicing Agreement dated as of December 1, 2009 among the Trust, CFC, HDCC, and the Indenture Trustee
10.3	Administration Agreement dated as of December 1, 2009 among the Trust, HDCC, CFC and the Indenture Trustee
99.1

Tables showing the following characteristics of the pool of contracts as of November 30, 2009 (the “cutoff date”): the distribution by contract interest rate, the distribution by remaining term to maturity, the distribution by original term to maturity, the distribution by current balance, the geographic distribution and the distribution by FICO® score (which scores are as of the date of contract origination)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARLEY-DAVIDSON CUSTOMER FUNDING CORP.

By:	/s/ Perry A. Glassgow
Perry A. Glassgow
Vice President and Treasurer

December 11, 2009

EXHIBIT INDEX

Exhibit No.	Document
4.1	Trust Agreement dated as of November 1, 2009 between Harley-Davidson Customer Funding Corp. (“CFC”) and Wilmington Trust Company
4.2	Indenture dated as of December 1, 2009 between the Trust and The Bank of New York Mellon Trust Company, N.A. (the “Indenture Trustee”)
10.1	Transfer and Sale Agreement dated as of December 1, 2009 between Harley-Davidson Credit Corp. (“HDCC”) and CFC
10.2	Sale and Servicing Agreement dated as of December 1, 2009 among the Trust, CFC, HDCC, and the Indenture Trustee
10.3	Administration Agreement dated as of December 1, 2009 among the Trust, HDCC, CFC and the Indenture Trustee
99.1

Tables showing the following characteristics of the pool of contracts as of November 30, 2009 (the “cutoff date”): the distribution by contract interest rate, the distribution by remaining term to maturity, the distribution by original term to maturity, the distribution by current balance, the geographic distribution and the distribution by FICO® score (which scores are as of the date of contract origination)